UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

BOWL AMERICA INCORPORATED

(Exact name of Registrant as specified in its charter)

MARYLAND	1-7829	54-0646173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6446 Edsall Road, Alexandria, VA	22312
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (703) 941-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     12-04-12

BOWL AMERICA DECLARES SPECIAL ONE TIME  DIVIDEND
AND REGULAR QUARTERLY DIVIDEND

Today Bowl America Inc. declared a $.165 cent regular quarterly dividend, payable 12/28/12 to Class A and Class B stockholders of record as of 12-14-12.  This fiscal third quarter dividend is usually paid in February.

In addition to the regular quarterly dividend, Bowl America declared a Special One Time Dividend of $.50 per share to Class A and Class B stockholders of record on 12/14/12, payable on December 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: December 5, 2012	/s/Leslie H Goldberg
Leslie H. Goldberg
President